SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 8, 2002

HYSEQ, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

670 Almanor Avenue, Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

(408) 524-8100
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

On January 9, 2002, Hyseq, Inc. and Amgen Inc. issued a joint press release announcing that the two companies have entered into a collaboration to develop and commercialize alfimeprase, a novel acting thrombolytic, for the treatment of peripheral arterial occlusions and other cardiovascular indications.

Under the terms of the agreement, Hyseq will lead development and be responsible for all clinical development activities and Amgen will be responsible for manufacturing activities. Amgen will have the option to lead commercialization efforts in which both companies may participate. Hyseq will not reimburse Amgen for any pre-collaboration research and development costs but Hyseq will fund all of the development costs up to an agreed to amount, after which costs will be shared equally. For a limited time period, Amgen may opt out of the collaboration by converting it to an exclusive licensing arrangement.

As part of the transaction, Hyseq also granted Amgen warrants to purchase 1,491,544 shares of Hyseq common stock at $8.29, a premium to the market price at the close of market on the day the deal was signed.

Alfimeprase, a product candidate that was identified through Amgen’s research program, is a derivative of the fibrolase enzyme and is being developed for the treatment of peripheral arterial occlusions (PAO). PAO of the lower extremity is a significant cause of morbidity and amputation in the United States with over 100,000 cases reported annually. Pre-clinical studies indicate that alfimeprase is a promising agent for dissolving clots (clot lysis), and may be particularly well suited for the PAO indication. An Investigational New Drug (IND) application for alfimeprase has been filed, and Hyseq anticipates initiating clinical studies as soon as possible.

A copy of the press release is attached as an exhibit to this Form 8-K and is incorporated by reference herein in its entirety.

This document contains forward-looking statements concerning Hyseq Pharmaceuticals. Statements included herein which are not historical in nature, are intended to be, and are hereby identified as “forward-looking statements” for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Forward looking statements may be identified by words such as “believe,” “expect,” “anticipate,” “should,” “may,” “estimated” and “potential,” among others. Hyseq cautions readers that forward-looking statements, including without limitation, those relating to the Hyseq’s future business prospects are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. For a discussion of factors that may cause results to differ, see Hyseq’s reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2000. Hyseq disclaims any intent or obligation to update these forward-looking statements.

ITEM 7. EXHIBITS.

Exhibit Number	Description of Document

99.1	Joint Press Release of the Registrant and Amgen Inc. dated January 9, 2002 announcing collaboration.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYSEQ, INC. (Registrant)

By: /s/ Peter S. Garcia
Peter S. Garcia Senior Vice President and Chief Financial Officer

Dated: January 11, 2002

EXHIBIT INDEX

Exhibits

Exhibit Number	Description of Document

99.1	Joint Press Release of the Registrant and Amgen Inc. dated January 9, 2002 announcing collaboration.